SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 26, 2004

                (Date of Report; Date of Earliest Event Reported)

                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)


           Nevada                      0-30428                 88-0348835
           ------                      -------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
       of Incorporation)                                  Identification Number)


                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 7.           Exhibits.

                  (c) Exhibits.

                  Exhibit No.                    Description
                  -----------                    -----------
                  99.1 Press Release, dated April 26, 2004, entitled "FindWhat.com Announces Record First Quarter Results."

                  99.2 Transcript of the Management Conference Call held on April 26, 2004.

Item 9.           Regulation FD Disclosure

         On April 26, 2004, FindWhat.com (the "Company") issued a press release entitled, "FINDWHAT.COM ANNOUNCES RECORD FIRST QUARTER RESULTS" regarding its financial results for the three months ended March 31, 2004, and held a Management Conference Call to discuss these results and the outlook of the Company. A copy of the Company's press release is attached as Exhibit 99.1, and a copy of the transcript from the Management Conference Call is attached as
Exhibit 99.2, to this Form 8-K, and each such exhibit is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 26, 2004                     FINDWHAT.COM

                                            By: /s/ Phillip R. Thune
                                                ---------------------------
                                                Chief Operating Officer and
                                                Chief Financial Officer